                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 30, 2002


                             SIGNALSOFT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      00031185                  841268226
 (State or other jurisdiction           (Commission              (IRS Employer
        of incorporation)               File Number)           Identification #)



                 1495 CANYON BOULEVARD, BOULDER, COLORADO 80302
                     (Address of Principal Executive Office)


                                 (303) 381-3000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On May 28, 2002, SignalSoft Corporation (the "Company"), Openwave Systems Inc. ("Openwave") and Sapphire Acquisition Corp., a wholly owned subsidiary of Openwave ("Purchaser"), entered into an Agreement and Plan of Merger of the same date (the "Merger Agreement"). A copy of the Merger Agreement is incorporated by reference in and attached to this filing.

In connection with the execution of the Merger Agreement, Openwave, Purchaser and certain major stockholders of the Company entered into a Stockholders Agreement dated May 28, 2002 (the "Stockholders Agreement"). A copy of the Stockholders Agreement is incorporated by reference in and attached to this filing.

ITEM 7.  EXHIBITS

(c)

2.1 Agreement and Plan of Merger dated May 28, 2002, by and among SignalSoft Corporation, Openwave Systems Inc. and Sapphire Acquisition Corp.

         Exhibits and Disclosure Letter:

         Exhibit A - Stockholders Agreement
         Exhibit B - Employment Agreement of David A. Hose
         Disclosure Letter

         Neither the Employment Agreement nor the Disclosure Letter are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such Employment Agreement and Disclosure Letter are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the Merger Agreement. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

10.1 Stockholders Agreement dated May 28, 2002, by and among Openwave Systems Inc., Sapphire Acquisition Corp., and certain major stockholders set forth on Schedule 1 attached thereto.

99.1     Press release announcing execution of Merger Agreement.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIGNALSOFT CORPORATION

                                       By:  /s/ Andrew M. Murray
                                           -------------------------------------
                                             Andrew M. Murray
                                             Senior Vice President of Finance
                                             and Chief Financial Officer


Dated:  May 30, 2002


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------


2.1      Agreement and Plan of Merger dated May 28, 2002, by and among
         SignalSoft Corporation, Openwave Systems Inc. and Sapphire Acquisition
         Corp.

         Exhibits and Disclosure Letter:

         Exhibit  A - Stockholders Agreement
         Exhibit  B - Employment Agreement of David A. Hose
         Disclosure Letter

         Neither the Employment Agreement nor the Disclosure Letter are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such Employment Agreement and Disclosure Letter are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the Merger Agreement.
         The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


10.1     Stockholders Agreement dated May 28, 2002, by and among Openwave
         Systems Inc., Sapphire Acquisition Corp., and certain major stockholders set forth on Schedule 1 attached thereto.

99.1     Press release announcing execution of Merger Agreement.